UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/07/2009

OYO GEOSPACE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13601

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 8, 2009, OYO Geospace Corporation (the "Company") issued a press release regarding its earnings results for the second fiscal quarter. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to such exhibit.

Item 5.05.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 7, 2009, the Board of Directors of the Company amended the OYO Geospace Corporation General Code of Business Conduct and Supplemental Code of Ethics for CEO and Senior Financial Officers (the "Code of Conduct") to clarify certain internal reporting procedures. A copy of the amended Code of Conduct is available on the Company's website at http://www.oyogeospace.com.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated May 8, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: May 08, 2009	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated May 8, 2009.